Loans and Financial Liabilities	12 Months Ended
Dec. 31, 2024
Loans and Financial Liabilities [Abstract]
LOANS AND FINANCIAL LIABILITIES

Note 13: - Loans and Financial liabilities

a.	Financial liabilities originated or assumed through business combinations

	December 31,
	2024	2023
	U.S. Dollars in thousands
Contingent consideration (1)	23,566	21,855
Assumed liabilities (2)	40,079	46,375
Less current maturities	(10,181)	(14,996)
Total Long term contingent consideration and assumed liabilities	$53,462	53,234

(1)

Contingent consideration is measured at fair value. The change in the balance of the contingent consideration reflect the payments made on account of such and the change in the fair value of the liability. Refer also to note 15.

Pursuant to the Saol APA, the Company agreed to pay up to $50,000 thousand of contingent consideration subject the achievement of sales thresholds for the period commencing on the acquisition date and ending on December 31, 2034. Through December 31, 2024, the first two sales thresholds were met, and the Company paid two $3,000 thousands on account of these thresholds These payments were accounted for as a reduction of the liability. The Company may be entitled for up to $3,000 thousand credit deductible from the contingent consideration payments due for the years 2023 through 2027, subject to certain conditions as defined in the Saol APA. During 2023 and 2024, the entitlement of the credit was not met.

The fair value of the contingent consideration was $23,566 thousand and $21,855 thousand as of December 31, 2024, and December 31, 2023, respectively. The Company accounted for $4,711 thousand, $1,321 thousand, and $1,539 thousand, for the years ended December 31, 2024, 2023 and 2022, respectively as financing expenses in the statement of profit and loss to reflects the changes in the fair value of the liability.

(2)	Assumed liabilities are measured at amortized cost. The changes in the balance of the assumed liabilities reflects the payments made on account of such and the changes in time value and changes in expected payments.

Pursuant to the Saol APA, the Company acquired inventory valued at $14,199 thousand which was paid in ten quarterly installments of $1,500 thousand each or the remaining balance at the final installment (the “Deferred Liability”). Through December 31, 2023, the Company made eight quarterly installments on account of such inventory related debt and through December 31, 2024, the Company made all payments due on account of such liability. As part of the Saol APA, the Company also assumed certain of Saol’s liabilities for the future payment of royalties (some of which are perpetual) and milestone payments to third party subject to the achievement of corresponding CYTOGAM related net sales (the “Assumed Liabilities”).

Such assumed liabilities include:

●

Royalties:10% of the annual global net sales of CYTOGAM up to $ 25,000 thousand and 5% of net sales that are greater than $ 25,000 thousand, in perpetuity; 2% of the annual global net sales of CYTOGAM in perpetuity; and 8% of the annual global net sales of CYTOGAM for a period of six years following the completion of the technology transfer of the manufacturing of CYTOGAM to the Company (such royalty payments commenced on October 1, 2023 following the completion of such technology transfer), subject to a maximum aggregate of $5,000 thousand per year and the total amount of $30,000 thousand throughout the entire six years period.

During the years ended December 31, 2024, 2023 and 2022, the Company recognized net revenues of $22,521 thousands, $17,180 thousands and $22,600 thousands, respectively from sales of CYTOGAM.

●	Sales milestones: two $1,500 thousand sales milestones subject to achievement of certain sales thresholds with respect to CYTOGAM sales in the United States market, of which the first sales threshold was achieved and the milestone payment was made during 2023, and the second threshold was not achieved and was written off the outstanding liability.

●	Milestone: $8,500 thousand upon the receipt of FDA approval for the manufacturing of CYTOGAM at the Company’s manufacturing facility. During May 2023, the Company received such FDA approval and paid the milestone of $8,500 thousand.

The value of the Assumed Liabilities and Deferred Liability was $40,079 thousand and $46,375 thousand as of December 31, 2024, and 2023, respectively. During the years ended December 31, 2024, and 2023, the Company paid a total of $9,667 thousand and $14,300 thousand on account of such Assumed Liabilities and Deferred Liability. The Company accounted for $3,370 thousand as financing expenses and $341 thousand of financing income, and $4,727 thousand of financing expenses for the years ended December 31, 2024, 2023 and 2022, respectively to reflects the changes in the value of the assumed liabilities.

b.	Bank loan:

On November 15, 2021, the Company secured a $40,000 thousand credit facility from Bank Hapoalim, an Israeli bank. The credit facility comprised of the following:

(1)

A $20,000 thousand long-term loan. The loan bore an interest at a rate of SOFR (Secured Overnight Financing Rate) +2.18% and was payable over 54 equal monthly installments commencing June 16, 2022.

On September 19, 2023, the Company repaid in full the outstanding balance of the loan.

(2)

A $20,000 thousand short-term revolving credit facility. The credit facility bore an interest at a rate of SOFR +1.75%, or a commitment fee of 0.2% calculated over the unutilized balance of the facility.

The credit facility was in effect for an initial period of 12 months, and effective as of January 1, 2023, the credit facility was amended such that the $20 million short-term revolving credit facility was reduced to a NIS 35 million (approx. $10 million) credit facility and the credit facility was extended for an additional period of 12 months. Subsequently on January 1, 2024, it was extended for an additional period of 12 months.

Borrowings under the amended credit facility accrue interest at a rate of PRIME + 0.55 and are repayable no later than 12 months from the date advanced. The Company is required to pay an annual fee of 0.275% for the Bank’s credit allocation.

Since its establishment and through December 31, 2024, the Company did not utilize such credit facility.

Pursuant to the loan and credit facility agreement, the Company was required to meet certain financial covenants for the years ending December 31, 2022, and through the term of the loan and credit facility. As of December 31, 2024, and 2023, the Company was in compliance with the financial covenants.

On February 17, 2025, the Company converted the credit facility to a NIS 35,000 thousand On-Call credit facility from Bank Hapoalim, with each loan thereunder bearing interest at a rate of 6.3%. As part thereof, The Company undertook not to create a floating charge over all or materially all of its assets. In addition, the previous credit facility, as described above, has been terminated, together with all obligations to meet financial covenants.

See Note 14 regarding pledge information related to the bank loans.